UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 13, 2007
Metalico, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32453	52-2169780

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

186 North Ave. East, Cranford, New Jersey		07016

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (908) 497-9610
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Visual materials for Registrant's Mar-Apr 2007 presentations to potential investors

Item 7.01 Regulation FD Disclosure.
In accordance with general instruction B.2. of Form 8-K, the following information is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.
The Registrant is planning a series of presentations to investors in various cities in the United States during the months of March and April discussing current prospects for the company. The first presentation was delivered at the Second Annual Basic Industrial Conference in New York, New York sponsored by the Investment Banking Services Group of Houlihan Lokey Howard & Zukin on March 13, 2007. A copy of the visual presentation is being furnished as Exhibit 99.1 to this report, substantially in the form intended to be used. Exhibit 99.1 is incorporated by reference under this Item 7.01. Such visual presentation materials also will be available on the Registrant’s website at www.metalico.com.
Item 9.01 Financial Statements and Exhibits.
c) Exhibits. The exhibit listed in the exhibit index is furnished pursuant to Regulation FD as a part of this current report on Form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Metalico, Inc.
March 13, 2007	By:	Carlos E. Aguero
		Name:	Carlos E. Aguero
		Title:	Chairman, President and Chief Executive Officer